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                                                                   EXHIBIT 10.22

                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
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     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment"), effective as of
June 14, 1998, by and between L.S. Wholesale, Inc., a Massachusetts corporation with its main office in St. Thomas, U.S.V.I. (the "Employer"), and Thomas Liston (the "Executive"), is hereby made and entered into to amend the Employment Agreement, made as of the 12th day of November, 1997, by and among the Employer, Little Switzerland, Inc., a Delaware corporation with its main office in St. Thomas, U.S.V.I. ("Little Switzerland"), and the Executive (the "Original Employment Agreement"). Except as otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the Original Employment Agreement.

     WHEREAS, the parties hereto desire to amend the Employment Agreement.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   The Original Employment Agreement is hereby amended by deleting clause
(1) of Section 3(a) in its entirety and replacing it with a new clause (1) of
Section 3(a) to read as follows:

          "(1)  Base Salary.  For each week of the Term, Employer shall pay the
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     Executive a base salary at a daily rate equal to Two Hundred Fifty Dollars
     ($250.00); provided, however, that for any day during the Term on which the
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     Executive renders services hereunder out of the main office of the Employer located in St. Thomas, the Employer shall pay the Executive a base salary at a daily rate equal to Six Hundred Fifteen Dollars and Thirty Eight Cents ($615.38). The aggregate amount of such base salary paid or payable to the Executive during any fiscal year of the Employer is hereinafter referred to as the 'Base Salary.'"

     2. The Original Employment Agreement is hereby amended by adding the following sentence at the beginning of clause (2) of Section 3(a) to read as follows:

     "Within ten (10) days after the date on which Little Switzerland's Annual Report on Form 10-K for the fiscal year ended May 30, 1998 is filed with the Securities and Exchange Commission, the Employer shall pay to the Executive a bonus equal to Two Thousand Dollars ($2,000.00)."

     3.   The Original Employment Agreement is hereby amended by deleting clause
(5) of Section 5(b) in its entirety and by deleting "; or" from clause (4) of such Section 5(b) and replacing it with "." so that such clause (4) ends with the word "thereof."

     4.   The Original Employment Agreement is hereby amended by deleting clause
(A) of Section 6(a)(i) in its entirety and replacing it with a new clause (A) to read as follows:

     "(A) the aggregate amount of Base Salary received by the Executive during the nine (9) months prior to consummation of a Change of Control pursuant to Section 6(c)(i), (ii), (iii), (iv) and (v) hereof"

     5. In all other respects, except as modified by this Amendment, the Original Employment Agreement shall remain in full force and effect.

     6. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall be considered one and the same agreement.

     7. It is the parties' intention that the terms of this Amendment shall be construed under and be governed in all respects by the laws of The Commonwealth of Massachusetts.
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     IN WITNESS WHEREOF, this Amendment has been executed as a sealed instrument by a duly authorized officer of the Employer and by the Executive, as of the date first above written.

                                   L.S. WHOLESALE, INC.


                                   By: /s/ John E. Toler, Jr.
                                      -----------------------------------
                                      Name:  John E. Toler, Jr.
                                      Title: President


                                   /s/ Thomas Liston
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                                   Thomas Liston